LOOMIS SAYLES GROWTH FUND

Supplement dated May 20, 2010 to the Natixis Equity Funds Class A, Class B, Class C and Class Y Prospectuses, each dated February 1, 2010, as may be revised and supplemented from time to time.

Effective immediately, Aziz V. Hamzaogullari succeeds Mark. B. Baribeau, Pamela N. Czekanski and Richard D. Skaggs as sole portfolio manager of the Loomis Sayles Growth Fund (the “Fund”). The Fund’s investment goal and strategy are not changing; however, Mr. Hamzaogullari may follow a different investment approach to buying and selling securities than the previous management team. The Fund’s portfolio will be realigned to match this investment approach, which may cause the Fund to experience increased transactions costs and shareholders to incur increased taxes on their investment in the Fund during this period.

Fund Summary; Loomis Sayles Growth Fund; Investments, Risks and Performance; Principal Investment Strategies

Effective immediately, the second, third and fourth full paragraphs of this sub-section are amended and restated as follows:

The Fund normally invests across a wide range of sectors and industries. The Fund’s portfolio manager employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, secular long-term cash flow growth returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders. The Fund’s portfolio manager aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

The Fund will consider selling a portfolio investment when the portfolio manager believes the issuer’s investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager’s investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate.

Fund Summary; Loomis Sayles Growth Fund; Investments, Risks and Performance; Risk/Return Bar Chart and Table

Effective immediately, the following sentence is added under the bar chart to the Fund’s Class A, Class B and Class C Prospectus:

The Fund’s Class A shares total return year to date as of March 31, 2010 was 4.91%.

Effective immediately, the following sentence is added under the bar chart to the Fund’s Class Y Prospectus:

The Fund’s Class Y shares total return year to date as of March 31, 2010 was 5.04%.

Fund Summary; Loomis Sayles Growth Fund; Management; Portfolio Managers

Effective immediately, all references to Messrs. Baribeau and Skaggs and Ms. Czekanski with respect to the Fund are removed and replaced with the following:

Aziz V. Hamzaogullari, CFA, Vice President of the Adviser, has served as portfolio manager of the Fund since May 2010.

Investment Goals, Strategies and Risks; More Information About the Funds; Loomis Sayles Growth Fund; Principal Investment Strategies

Effective immediately, the second, third and fourth full paragraphs of this sub-section are amended and restated as follows:

The Fund normally invests across a wide range of sectors and industries. The Fund’s portfolio manager employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, secular long-term cash flow growth returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders. The Fund’s portfolio manager aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

The Fund will consider selling a portfolio investment when the portfolio manager believes the issuer’s investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager’s investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate.

Management Team; Meet the Funds’ Portfolio Managers

Effective immediately, all references to Messrs. Baribeau and Skaggs and Ms. Czekanski with respect to the Fund are removed and replaced with the following:

Aziz V. Hamzaogullari—Mr. Hamzaogullari began managing the Fund in May 2010, when he joined Loomis Sayles as a Vice President. Prior to joining Loomis Sayles, Mr. Hamzaogullari was Managing Director and Senior Portfolio Manager at Evergreen Investment Management Company, LLC from June 2006 to May 2010. He was head of Evergreen’s Berkeley Street Growth Equity team and was the founder of the research and investment process. He also previously held the positions of Senior Analyst, Portfolio Manager and Director of Fundamental Equity Research. Mr. Hamzaogullari received a bachelor’s degree in management from Bilkent University in Turkey and an M.B.A. from George Washington University. He holds the designation of Chartered Financial Analyst and has over 17 years of investment management experience.

LOOMIS SAYLES GROWTH FUND

(the “Fund”)

Supplement dated May 20, 2010, to the Natixis Funds Statement of Additional Information dated February 1, 2010, as may be revised and supplemented from time to time.

Effective immediately, Mark Baribeau, Pamela N. Czekanski and Richard D. Skaggs no longer serve as portfolio managers of the Fund. Aziz V. Hamzaogullari now serves as sole portfolio manager of the Fund. The following information supplements the sub-sections “Portfolio Managers’ Management of Other Accounts” and “Portfolio Manager’s Ownership of Fund Shares” within the section “Portfolio Management Information.”

Portfolio Managers’ Management of Other Accounts

As of the date of this supplement, Mr. Hamzaogullari did not manage any other accounts.

Portfolio Managers’ Ownership of Fund Shares

As of the date of this supplement, Mr. Hamzaogullari did not own any shares of the Fund.